BOSTON ADVISORS TRUST

                       BOSTON ADVISORS CASH RESERVES FUND
               BOSTON ADVISORS U.S. GOVERNMENT MONEY MARKET FUND
                   BOSTON ADVISORS TAX FREE MONEY MARKET FUND
              BOSTON ADVISORS NEW YORK MUNICIPAL MONEY MARKET FUND

                 SUPPLEMENT TO PROSPECTUS DATED AUGUST 29, 2002

     This supplement is dated February 10, 2003 and supersedes the supplement dated November 29, 2002.

     The first footnote to the "Fees and expenses" table located on page 14 of the prospectus is revised as follows:

     "The distributor has voluntarily agreed to waive its 12b-1 fee on a temporary basis. The distributor reserves the right to terminate this waiver at any time."

     The following language replaces similar language found in the eighth paragraph on page 25 of the prospectus:

     "Investors can review and copy the funds' annual and semi-annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C."

     The following language replaces the second bullet point found in the eighth paragraph on page 25 of the prospectus:

     "Reports and other information about the Trust are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov."


     As of November 29, 2002, the prospectus of Boston Advisors Trust (the "Trust") dated August 29, 2002, is hereby supplemented with the following information:

     On October 2, 2002, the Board of Trustees of the Trust unanimously approved and voted to recommend that the shareholders of the Boston Advisors Cash Reserves Fund and the Boston Advisors U.S. Government Money Market Fund (each a "Fund"; collectively, the "Funds") approve a subadvisory agreement (the "Subadvisory Agreement") among the Funds, Boston Advisors, Inc. (the "Adviser") and MONY Capital Management, Inc. (the "Subadviser"). The Adviser and the Subadviser are both wholly owned subsidiaries of The MONY Group, Inc., a diversified financial services company offering insurance, brokerage, asset management and other financial services. As of June 30, 2002, The MONY Group, Inc. and its affiliates had total assets of $24.5 billion. At a Joint Special Meeting of Shareholders held on November 13, 2002, the shareholders of the Funds approved the Subadvisory Agreement. The subadvisory relationship with the Funds is expected to commence on or about December 2, 2002.

     The Subadviser is a Delaware corporation founded in 2001 and is registered with the Securities and Exchange Commission as an investment adviser. The
Subadviser is principally engaged in the management of investments for affiliated insurance companies. As of June 30, 2002, the Subadviser had total assets under management of approximately $7.7 billion, including approximately $400 million in money market portfolios. The principal business offices of the Subadviser are located at 1740 Broadway, New York, NY 10019.

     The Subadvisory Agreement provides that the Adviser will pay the Subadviser a fee equal to 0.03% of each Fund's average daily net assets. The Funds will not pay any fee directly to the Subadviser. The fee payable to the Adviser of 0.55% of each Fund's average daily net assets will not change.

                             BOSTON ADVISORS TRUST

                       BOSTON ADVISORS CASH RESERVES FUND
               BOSTON ADVISORS U.S. GOVERNMENT MONEY MARKET FUND
                   BOSTON ADVISORS TAX FREE MONEY MARKET FUND
              BOSTON ADVISORS NEW YORK MUNICIPAL MONEY MARKET FUND

    SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 29, 2002

This supplement is dated February 10, 2003 and supersedes the supplement dated November 29, 2002.

     The following language is added to the third paragraph under the heading "Audit and Nominating Committees" on page 19 of the SAI:

     "The Nominating Committee will not consider nominees recommended by shareholders."

     The following language replaces the last two sentences of the first paragraph on page 22 of the SAI and the last two sentences of the paragraph entitled "Distribution Plan" on page 23 of the SAI:

     "The distributor has voluntarily agreed to waive the New York Municipal Fund's 12b-1 fee on a temporary basis. The distributor reserves the right to terminate this waiver at any time."

     As of November 29, 2002, the Statement of Additional Information of Boston Advisors Trust (the "Trust") dated August 29, 2002, is hereby supplemented with the following information:

     On October 2, 2002, the Board of Trustees of the Trust unanimously approved and voted to recommend that the shareholders of the Boston Advisors Cash Reserves Fund and the Boston Advisors U.S. Government Money Market Fund (each a "Fund"; collectively, the "Funds") approve a subadvisory agreement (the "Subadvisory Agreement") among the Funds, Boston Advisors, Inc. (the "Adviser") and MONY Capital Management, Inc. (the "Subadviser"). The Adviser and the Subadviser are both wholly owned subsidiaries of The MONY Group, Inc., a diversified financial services company offering insurance, brokerage, asset management and other financial services. As of June 30, 2002, The MONY Group, Inc. and its affiliates had total assets of $24.5 billion. At a Joint Special Meeting of Shareholders held on November 13, 2002, the shareholders of the Funds approved the subadvisory Agreement. The Subadvisory relationship with the Funds is expected to commence on or about December 2, 2002.

     The Subadviser is a Delaware corporation founded in 2001 and is registered with the Securities and Exchange Commission as an investment adviser. The
Subadviser is principally engaged in the management of investments for affiliated insurance companies. As of June 30, 2002, the Subadviser had total assets under management of approximately $7.7 billion, including approximately $400 million in money market portfolios. The principal business offices of the Subadviser are located at 1740 Broadway, New York, NY 10019.

     Under the Subadvisory Agreement, the Subadviser provides each Fund with investment research, advice and supervision and furnishes an investment program for the Funds in accordance with each Fund's investment objective and policies, subject to the supervision of the Adviser and the Trustees. The Subadviser determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to each Fund's securities transactions, and reports to the Adviser and the Trustees on each Fund's investments and performance. The Subadvisory Agreement provides that the Adviser will pay the Subadviser a fee equal to 0.03% of each Fund's average daily net assets. The Funds will not pay any fee directly to the Subadviser. The fee payable to the Adviser of 0.55% of each Fund's average daily net assets will not change. The Subadvisory Agreement will remain in effect un til April 30, 2004. Thereafter, the Subadvisory Agreement will continue in effect from year to year subject to the requirements of the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as applicable.